SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

KREISLER MANUFACTURING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

KREISLER MANUFACTURING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 25, 2003

TO OUR STOCKHOLDERS:

The Annual Meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the “Company”) will be held on Tuesday, November 25, 2003 at 1:30 P.M. (prevailing time), at the office of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707 for the following purposes:

1. To elect directors, as described in the accompanying Proxy Statement.

2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed October 7, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors.

EDWARD L. STERN, Secretary

October 7, 2003

KREISLER MANUFACTURING CORPORATION

5960 CENTRAL AVENUE, SUITE H

ST. PETERSBURG, FLORIDA 33707

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by and on behalf of Kreisler Manufacturing Corporation (the “Company”) for use at the Annual Meeting of stockholders to be held on Tuesday, November 25, 2003 at 1:30 p.m. (prevailing time) at the offices of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to stockholders is October 15, 2003.

The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers or employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company’s Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of the Company’s Common Stock they hold of record, upon request of such record holders.

A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for directorships, as described herein. Sending in a signed proxy will not affect the stockholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

The Company is not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting, which are not reflected in the attached Notice of Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this

Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

The Company had 1,762,447 shares of Common Stock outstanding at the close of business on October 7, 2003. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for transaction of business at the Annual Meeting. All shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. Each share of Common Stock is entitled to one vote on each matter that may be brought before the meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most “for” votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law. In a vote on any other matter to come before the meeting an abstention or broker non-vote will have the same legal effect as an “against vote.”

PROPOSAL ONE

ELECTION OF DIRECTORS

The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at three.

At the Annual Meeting, stockholders will elect three directors to serve for a term of one year and until each of their respective successors is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy “for” the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

The following table sets forth information concerning the Company’s nominees for election to the Board of Directors. All of the nominees were nominated by the Board of Directors and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

Name	Principal Occupation	Director of The Company Since	Age as of October 7, 2003
Edward L. Stern	Chairman of the Board and President of the Company	1968	73

John W. Poling (1)(2)	Partner, Tatum CFO Partners, LLP	2003	58

Michael L. Goldberg (1)(2)	CEO and General Counsel, Rx Medical Services Corporation	2003	54

(1)	Member of Compensation Committee
(2)	Member of Audit Committee

Mr. Edward L. Stern joined the Company in 1948, and has been a director since 1968. In 1972, he became Chairman, President and Chief Executive Officer and continues to hold these positions currently.

Mr. John W. Poling joined the Board of Directors in August of 2003. Mr. Poling has been a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. Currently, Mr. Poling is a partner with Tatum CFO Partners, LLP, a group which provides financial and information technology services to both public and private companies. Prior to joining Tatum, he was Chief Financial Officer for several NASDAQ companies including U.S. Plastic Lumber Corp. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc. from 1996 to 1999. Mr. Poling serves on the Board of Directors for SystemOne Technologies, Inc. and National Earth Services, Inc.

Mr. Michael L. Goldberg, Esquire, joined the Board of Directors in August 2003. Mr. Goldberg has been the Chief Executive Officer and General Counsel of Rx Medical Services Corporation since 1990. Prior to 1990, he held a similar position with Omni Records, Inc. From 1974 through 1986 Mr. Goldberg was a practicing attorney. Among the offices he has served are the U.S. Attorney’s Office and the Philadelphia District Attorney’s Office.

Board of Directors, Committees and Attendance at Meetings

In April 2003 Robert S. Krupp resigned from the Board of Directors and in July 2003, William A. Kerr, R. James Cudd, Wallace N. Kelly, Edward A. Stern, and Michael D. Stern also resigned. Mr. Kelly as Chief Operating Officer and Executive Vice President and Edward A. Stern and Michael D. Stern, each a Vice President, continue in the employ of the Company.

The Board of Directors of the Company held five meetings and the audit committee and the compensation committee each held one meeting during the Company’s fiscal year ended June 30, 2003. All directors attended all Board and applicable committee meetings during the period of time they served.

The Board of Directors has appointed a Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of the Company. The current members of the Compensation Committee are John W. Poling and Michael L. Goldberg.

The Board of Directors has appointed an Audit Committee. The Audit Committee reviews the results and scope of the annual audit of the Company’s financial statements, proposes changes in the Company’s financial and accounting standards and principles and the Company’s policies and procedures with respect to its internal accounting and financial controls. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting). The Audit Committee reviews the independence of the independent auditors, and considers such other matters, which may come before the Committee or at the direction of the Board of Directors. The current members of the Audit Committee are John W. Poling and Michael L. Goldberg. Each member of the Audit Committee is independent pursuant to the National Association of Securities Dealers’ listing standards.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management. The Audit Committee also discussed with Gregory, Sharer and Stuart, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has received the disclosures from Gregory, Sharer and Stuart required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Gregory, Sharer and Stuart their independence. Based upon the review and discussion referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee

John W. Poling

Michael L. Goldberg

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 7, 2003, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) by each director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

	Shares Beneficially Owned (1)
Name and Address	Number		Percent
Edward L. Stern 5960 Central Avenue, Suite H St. Petersburg, Florida 33707	942,212	(2)	51.6%

Wallace N. Kelly 1 Seabreeze Ave Charleston, RI 02813	18,500		1.1%

Edward A. Stern 180 Van Riper Avenue Elmwood Park, NJ 07407	56,512	(3)	3.2%

Michael D. Stern 180 Van Riper Avenue Elmwood Park, NJ 07407	56,508	(3)	3.2%

All directors and officers of the Company as a group (4 persons)	1,073,732	(4)	58.3%

* Denotes less than 1%.

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of such person and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after October 7, 2003. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	This figure includes 683,268 shares held in a Trust for the benefit of Edward L. Stern and 64,000 shares issuable upon the exercise of stock options. This figure does not include 210,040 shares of Common Stock beneficially owned by four children of Mr. Stern, as to which Mr. Stern disclaims beneficial ownership.

(3)	Includes 8,000 shares issuable upon the exercise of stock options.

(4)	Includes 80,000 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION

Compensation of Directors

Each director of the Company who is not an officer receives a fee of $10,000 per year. Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

Supplemental Compensation Agreement

The Supplemental Compensation Agreement the Company entered into with Wallace Kelly on January 1, 2001, was voided on July 23, 2003. A new Supplemental Compensation Agreement between the parties was signed on the same day. Pursuant to the terms of the new agreement, Mr. Kelly is entitled to receive a bonus payment from the Company for continuing to provide services until February 1, 2004, which is beyond the December 31, 2003 termination date of his employment agreement. The bonus payment is a fixed sum of $110,000 payable on February 15, 2004.

Summary Compensation Table

The following table sets forth the compensation earned by the Company’s Chief Executive Officer and the three other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the Company’s fiscal years ended June 30, 2003, 2002, and 2001:

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation
Edward L. Stern President and Chief Executive Officer	2003 2002 2001	190,000 160,000 160,000	13,500 40,000 75,000	-0- 13,850 13,850	(1) (1)

Wallace N. Kelly Executive Vice President Chief Operations Officer	2003 2002	180,000 180,000	-0- 40,000	25,000 26,000	(2) (2)

Edward A. Stern Vice President of Administration	2003 2002 2001	97,850 95,000 95,000	-0- 25,000 60,000	— — —

Michael D. Stern Vice President of Operations	2003 2002 2001	97,850 95,000 95,000	-0- 25,000 60,000	— — —

(1)	Represents premium paid for split-dollar life insurance.
(2)	Reimbursement of lodging and travel expenses.

Option Grants in the Last Fiscal Year

No stock options were granted during fiscal 2003 to the Named Executive Officers.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning the exercise of stock options during fiscal 2003 and the number and value of unexercised options held at the end of fiscal 2003 by the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Edward L. Stern	—	—	64,000	—	$227,200	—
Edward A. Stern	—	—	8,000	—	$28,400	—
Michael D. Stern	—	—	8,000	—	$28,400	—

(1)	Represents the difference between $4.80, the last sale price of the Common Stock on June 30, 2003, the last trading day in fiscal 2003, as reported on the Nasdaq Stock Market and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

Certain Relationships and Related Transactions

Robert S. Krupp, a director of the Company until April 2003, is the Managing Director and more than 10% owner of Oasis Ventures, LLC, a financial advisory firm (“Oasis”). Oasis was retained by the Company to provide financial advisory services. The Company’s agreement with Oasis was terminated concurrent with Mr. Krupp’s resignation from the Board of Directors. During the Company’s fiscal year ended June 30, 2003, the Company recorded expenses with respect to Oasis of $66,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2003, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2003.

STOCKHOLDER PROPOSALS

Stockholder proposals for the 2004 Annual Meeting of Stockholders must be submitted to the Company by June 29, 2004 to receive consideration for inclusion in the Company’s Proxy Statement relating to the 2004 Annual Meeting of Stockholders. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8.

In addition, stockholders are notified that the deadline for providing the Company timely notice of any stockholder proposal to be submitted outside the Rule 14a-8 process for consideration at the Company’s 2004 Annual Meeting of Stockholders is September 10, 2004. As to all such matters which the Company does not have notice on or prior to September 10, 2004, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2004 Annual Meeting of Stockholders to vote on such proposal.

APPOINTMENT OF AUDITORS

The audit committee of the Board of Directors has appointed Gregory, Sharer & Stuart, independent accountants, to serve as the Company’s independent auditors for the year ending June 30, 2004. A representative of Gregory, Sharer & Stuart is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Audit Fees

The aggregate fees billed by Gregory, Sharer and Stuart for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003 and the reviews of the financial statements included in the Company’s Forms 10-QSB for that fiscal year was $41,500.

Financial Information Systems Design and Implementation Fees

The Company did not engage Gregory, Sharer and Stuart to provide professional services related to financial information systems design and implementation for the fiscal year ended June 30, 2003.

All Other Fees

The aggregate fees billed for services rendered by Gregory, Sharer and Stuart, other than for services covered by the preceding two paragraphs, totaled $7,400 for the fiscal year ended June 30, 2003.

The Audit Committee has considered and determined that the services provided by Gregory, Sharer and Stuart are compatible with Gregory, Sharer and Stuart maintaining its independence.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-KSB

This Proxy Statement is accompanied by the Company’s 2003 Annual Report to Stockholders. The Annual Report is not a part of the proxy solicitation materials. Each stockholder can obtain a copy of the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2003 as filed with the Securities and Exchange Commission, without charge except for exhibits to the report, by sending a written request to: Kreisler Manufacturing Corporation, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, Attention: Edward L. Stern, President and Secretary.

OTHER MATTERS

The Company is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters which the Company did not receive notice by September 11, 2003 were to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

By Order of the Board of Directors

Edward L. Stern

Secretary

KREISLER MANUFACTURING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 25, 2003

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Edward L. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the “Company”) to be held on the 25th day of November, 2003 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

(1)	ELECTION OF DIRECTORS

☐	FOR the nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Edward L. Stern
Michael L. Goldberg
John W. Poling

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided below).

(2)	To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement relating to the 2003 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for 2003.

Dated: , 2003
(Please date)

(SEAL)
(Stockholders Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

Please Date, Sign and Mail in the Enclosed Reply Envelope